UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

 Date of Report: November 7, 2007
 (Date of earliest event reported)

 DSI Realty Income Fund VII
 (Exact name of registrant as specified in its charter)

        CA                2-83291
 (State of incorporation)(Commission File Number)

          95-3871044
(IRS Employer Identification Number)

        6700 E. Pacific Coast Highway, Suite 150
 	Long Beach, CA	 	90803
        (Address of principal executive offices) (Zip Code)


 562-493-3022
 (Registrant's telephone number, including area code)

 Not Applicable
 (Former Name or Former Address, if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/__/ Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

/__/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

/__/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/__/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01	Changes in Registrant's Certifying Accountant.

(a)  Previous independent registered public accounting firm

(i) On November 7, 2007, DSI Realty Income Fund VII (the "Partnership") dismissed Deloitte & Touche LLP ("Deloitte") as its independent registered public accounting firm.

(ii) The reports of Deloitte on the financial statements of the Partnership as of and for the years ended December 31, 2006, and 2005, did not contain an adverse opinion, or disclaimer of opinion, and were not qualified or modified due to uncertainty, audit scope or accounting principle.

(iii) The Partnership's General Partners participated in and approved the decision to change the Partnership's independent registered public accounting firm.

(iv) During the years ended December 31, 2006, and 2005, and through November 7, 2007, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in Deloitte's reports on the Partnership's financial statements for such years.

(v) During the years ended December 31, 2006, and 2005, and through November 7, 2007, there were no "reportable events" as defined in
    Item 304(a)(1)(v) of Regulation S-K.

 	(vi) The Partnership has requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission ("SEC"), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not Deloitte agrees with the above statements. A copy of such letter, dated November 13, 2007, is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

The Partnership engaged Cacciamatta Accountancy Corp. ("Cacciamatta") as its new independent registered public accounting firm as of November 7, 2007. Cacciamatta's engagement will commence with the review of the financial statements of the Partnership for the quarter ended September 30, 2007. Prior to the engagement, the Partnership has not consulted with Cacciamatta regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Partnership's financial state-ments, and neither a written report was provided to the Partnership or oral advice was provided that Cacciamatta concluded was an important factor considered by the Partnership in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.




Item 9.01	Financial Statements and Exhibits.

                Exhibits.

 	16.1	Letters of Concurrence From Deloitte & Touche LLP Regarding
                Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DSI Realty Income Fund VII


Date: November 13, 2007    By:     /s/ Robert J. Conway
                           President
                           DSI Properties, Inc.
                           General Partner




November 13, 2007

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.   20549-7561

Dear Sirs/Madams:

We have read Item 4 of DSI Realty Income Fund VII's Form 8-K dated November 7, 2007, and have the following comments:

1.     We agree with the statements made in the paragraphs (a)(i), (ii), (iv),
       (v), and (vi).

2. We have no basis on which to agree or disagree with the statements made in the paragraphs (a)(iii) and (b).

Yours truly,

DELOITTE & TOUCHE LLP